UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 25, 2005

CASCADE ENERGY INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

3333-115637

(Commission File Number)

41-2122221

(IRS Employer Identification No.)

5151 E. Broadway, Suite 1600, Tucson, AZ 85711

(Address of principal executive offices and Zip Code)

(520) 512-5469

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On November 25, 2005, Christopher G. Foster resigned as our chief financial officer, secretary and treasurer. Mr. Foster will remain a member of our board of directors and will be put on administrative leave by our company. On November 25, 2005, we also appointed Mr. Dane Brown as a new member of our board of directors.

We are in the process of recruiting and creating appropriate committees to ensure our administration is fully Sarbanes-Oxley Act compliant. In this regard, we intend to fill our vacant principal officer positions with qualified professionals.

Our board of directors currently consists of Messrs. William Scott Marshall, Christopher G. Foster and Dane Brown.

Item 9.01 Financial Statements and Exhibits

99.1 Press Release dated November 25, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASCADE ENERGY INC.

/s/ William Scott Marshall

By: William Scott Marshall

President and Director

Date: November 30, 2005